UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 19, 2012

Unigene Laboratories, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-16005	22-2328609
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

81 Fulton Street, Boonton, New Jersey		07005
(Address of principal executive offices)		(Zip Code)

(973) 265-1100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On March 22, 2012, Unigene Laboratories, Inc. reported that the U.S. Supreme Court denied Apotex’s Petition for a Writ of Certiorari on March 19, 2012, in Apotex, Inc., et al. v. Unigene Laboratories, Inc., et al., Supreme Court Docket No. 11-879.  Thus, the validity of Unigene’s U.S. patent on Fortical® has been confirmed by the District Court and the Court of Appeals for the Federal Circuit.  The August 25, 2011 decision of the Court of Appeals in favor of Unigene now stands as the final decision.  The Court of Appeals ruled for Unigene affirming the District Court's grant of summary judgment of nonobviousness in favor of Unigene, affirmed the District Court's denial of Apotex’s motions, and affirmed the District Court's dismissal of Apotex's new claims and defenses.

A copy of the press release describing this decision is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit.

Exhibit No.	Document Description
99.1	Press release dated March 22, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIGENE LABORATORIES, INC.

	By:	/s/ Gregory T. Mayes
Gregory T. Mayes, Chief Business Officer

Date: March 22, 2012

Exhibit Index

Exhibit No.	Document Description
99.1	Press release dated March 22, 2012